UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________________

FORM 8-K

_____________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2022

_____________________________________

Cypress Environmental Partners, L.P.

(Exact name of registrant as specified in its charter)

_____________________________________

Delaware (State or other jurisdiction of incorporation)	001-36260 (Commission File Number)	61-1721523 (I.R.S. Employer Identification No.)

5727 S. Lewis Avenue, Suite 300

Tulsa, Oklahoma 74105

(Address of principal executive offices and zip code)

(918) 748-3900

(Registrant’s telephone number, including area code)

__________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	CELP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 6, 2022, Cypress Environmental Partners, L.P. (the “Partnership”) entered into a Restructuring Support Agreement (the “Restructuring Support Agreement”) with APE V Cypress, LLC (“Argonaut”), a Tulsa-based private equity firm and the sole senior secured lender of the Partnership, pursuant to which, among other things, Argonaut agreed to vote in favor of a joint pre-packaged plan of reorganization (the “Plan”) of the Partnership, Cypress Environmental Partners GP, LLC, the general partner of the Partnership, and certain subsidiaries of the Partnership (the “Debtors”) under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”). The Restructuring Support Agreement and the Plan contemplate a debt-to-equity recapitalization transaction (the “Reorganization Transaction”), whereby Argonaut will receive 100% of the new equity interests of the reorganized partnership (the “Reorganized Partnership”) in exchange for extinguishing the obligations to Argonaut remaining under the Amended and Restated Credit Agreement, dated as of May 29, 2018, by and among the Partnership, certain of its affiliates as co-borrowers and guarantors, Deutsche Bank AG, New York Branch, as lender, issuing bank, swing line lender and collateral agent, the other lenders from time to time party thereto, and Deutsche Bank Trust Company Americas, as the administrative agent., as amended to date (the “Credit Agreement”). In addition, the Plan provides for the payment in full of priority and trade claims and an equity commitment from Argonaut to provide working capital to the Reorganized Partnership upon emergence. Argonaut will also provide a debtor-in-possession loan (the “DIP Facility”) to the Partnership to fund operations, if necessary.

Item 1.03. Bankruptcy or Receivership.

On May 8, 2022, the Debtors filed voluntary petitions (the “Bankruptcy Petitions”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) with respect to the Plan under Chapter 11 of the Bankruptcy Code. The Debtors have filed a motion with the Bankruptcy Court seeking joint administration of their cases under Chapter 11 of the Bankruptcy Code (collectively, the “Chapter 11 Cases”) under the caption In re: Cypress Environmental Partners, L.P., et al., Debtors, Case No. 22-90049. The Debtors will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Bankruptcy Court filings and other information related to the Bankruptcy Petitions are available at a website administered by the Partnership at http://www.kccllc.net/Cypress.

Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The filing of the Bankruptcy Petitions described above in Item 1.03 constitutes an event of default under the Credit Agreement, following which the principal and interest due under the Credit Agreement would be immediately due and payable. As previously disclosed, on April 22, 2022, an affiliate of Argonaut Private Equity acquired 100% of the Partnership’s senior secured debt from the seven existing lenders under the Credit Agreement. Any efforts to enforce such payment obligations under the Credit Agreement are automatically stayed as a result of the Bankruptcy Petitions, and Argonaut’s rights of enforcement in respect of the Credit Agreement are subject to the applicable provisions of the Bankruptcy Code.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 9, 2022, the Partnership received a letter from the New York Stock Exchange LLC (“NYSE”) notifying the Partnership that, as a result of the Chapter 11 Cases, the NYSE had determined to commence proceedings to delist the Partnership’s common units (“Common Units”). While the Partnership has a right to a review of this determination by a Committee of the Board of Directors of the NYSE, the Partnership has already informed the NYSE that it does not intend to request an appeal of this determination. Accordingly, trading of the Common Units was suspended at the opening of business on May 9, 2022. The NYSE reached its decision that the Partnership is no longer suitable for listing pursuant to Listed Company Manual Section 802.01D because it is expected that the Common Units will have no value following the completion of the Reorganization Transaction. On May 9, 2022, the NYSE filed a Form 25-NSE with the Securities and Exchange Commission to remove the Common Units from listing and withdraw registration of the Common Units on the NYSE (the “Delisting”).

Item 7.01. Regulation FD Disclosure.

In connection with the filing of the Bankruptcy Petitions and the Delisting, the Partnership issued a press release on May 9, 2022 and a press release on May 11, 2022, copies of which are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” related to future events. Forward-looking statements contain words such as “expect,” “anticipate,” “could,” “should,” “intend,” “plan,” “believe,” “seek,” “see,” “may,” “will,” “would,” or “target.” Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates and may include, for example, statements regarding the Partnership’s proceedings under the Chapter 11 Cases, the Partnership’s ability to complete the Reorganization Transaction and its ability to continue operating in the ordinary course while the Chapter 11 Cases are pending. These statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements, including risks and uncertainties regarding the Partnership’s ability to successfully complete a restructuring under Chapter 11 of the Bankruptcy Code , including: consummation of the Reorganization Transaction or an alternative restructuring; potential adverse effects of the Chapter 11 Cases on the Partnership’s liquidity and results of operations; the Partnership’s ability to obtain timely approval by the Bankruptcy Court with respect to the motions filed in the Chapter 11 Cases; objections to the recapitalization process or other pleadings filed that could protract the Chapter 11 Cases; employee attrition and the Partnership’s ability to retain senior management and other key personnel due to the distractions and uncertainties imposed in part by the Chapter 11 Cases; the Partnership’s ability to comply with financing arrangements, including the DIP Facility; the Partnership’s ability to maintain relationships with its tenants, suppliers, customers, employees, sponsors, and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the effects of the Chapter 11 Cases on the Partnership and on the interests of various constituents, including holders of the Partnership’s common stock and other equity securities; the Bankruptcy Court’s rulings in the Chapter 11 Cases, including the approvals of the terms and conditions of the Reorganization Transaction and the outcome of the Chapter 11 Cases generally; the length of time that the Partnership will operate under the protection of Chapter 11 of the Bankruptcy Code and the continued availability of operating capital during the pendency of the Chapter 11 Cases; risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Partnership’s ability to consummate the Reorganization Transaction or an alternative restructuring; increased administrative and legal costs related to the process under Chapter 11 of the Bankruptcy Code; potential delays in the process under Chapter 11 of the Bankruptcy Code due to the effects of the COVID-19 virus; and other litigation and inherent risks involved in a bankruptcy process. Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports the Partnership files with the U.S. Securities and Exchange Commission, including those in the Partnership’s most recent Annual Report on Form 10-K and any updates thereto in the Partnership’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. The Partnership has no obligation to update or revise these forward-looking statements and does not undertake to do so.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Restructuring Support Agreement, dated May 6, 2022, by and between Cypress Environmental Partners, L.P. and APE V Cypress, LLC
99.1 99.2	Press Release of Cypress Environmental Partners, L.P., dated May 9, 2022 Press Release of Cypress Environmental Partners, L.P., dated May 11, 2022

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Cypress Environmental Partners, L.P.

By: Cypress Environmental Partners GP, LLC,

       its general partner

Dated: May 11, 2022

By: /s/ Jeffrey A. Herbers

Name: Jeffrey A. Herbers

Title: Chief Financial Officer